EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER, DENNIS L. KLAESER and WILLIAM C. COLLINS, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Chemical Financial Corporation, a Post-Effective Amendment No. 1 to Form S-4 on Form S-8 Registration Statement of Chemical Financial Corporation, and any and all amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: September 1, 2016	/s/ Ronald A. Klein
Ronald A. Klein

LIMITED POWER OF ATTORNEY

The undersigned, in her capacity as a director of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER, DENNIS L. KLAESER and WILLIAM C. COLLINS, and any of them severally, her attorney or attorneys with full power of substitution to execute in her name, in her capacity as a director of Chemical Financial Corporation, a Post-Effective Amendment No. 1 to Form S-4 on Form S-8 Registration Statement of Chemical Financial Corporation, and any and all amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: September 1, 2016	/s/ Barbara J. Mahone
Barbara J. Mahone

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER, DENNIS L. KLAESER and WILLIAM C. COLLINS, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Chemical Financial Corporation, a Post-Effective Amendment No. 1 to Form S-4 on Form S-8 Registration Statement of Chemical Financial Corporation, and any and all amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: September 1, 2016	/s/ David T. Provost
David T. Provost

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER, DENNIS L. KLAESER and WILLIAM C. COLLINS, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Chemical Financial Corporation, a Post-Effective Amendment No. 1 to Form S-4 on Form S-8 Registration Statement of Chemical Financial Corporation, and any and all amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: September 1, 2016	/s/ Gary Torgow
Gary Torgow

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER, DENNIS L. KLAESER and WILLIAM C. COLLINS, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Chemical Financial Corporation, a Post-Effective Amendment No. 1 to Form S-4 on Form S-8 Registration Statement of Chemical Financial Corporation, and any and all amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: September 1, 2016	/s/ Arthur A. Weiss
Arthur A. Weiss